UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 14, 2005

                             Aztec Oil & Gas, Inc.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   000-32015                87-0439834
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


        770 South Post Oak Lane, Suite 435, Houston, Texas       77056
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            (Address of principal executive offices)           (zip code)

                  Issuers telephone number:  (713) 877-9800
                                             --------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On December 14, 2005, we concluded that we should restate our unaudited interim financial statements for the three months ended November 30, 2004, for the three and six-months ended February 28, 2005 and for the three and nine-months ended May 31, 2005 previously filed with the Securities and Exchange Commission, to correct misstatements relating to the accounting for our equity method investment in Z2, LLC and the accounting for certain consulting contract expenses. We intend to file restated financial statements for these quarterly periods to correct these misstatements in Form 10-QSB/A as soon as practicable.

On December 14, 2005, Aztec filed its most recent Annual Report on Form 10-KSB for the year ended August 31, 2005. This Annual Report properly reflects all year-to-date adjustments relating to the misstatements discussed above.

We have discussed the matters disclosed in this filing with our independent registered public accountants, Malone & Bailey, PC.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AZTEC OIL & GAS, INC.
                                        ------------------------------
                                                (Registrant)


Dated:  December 15, 2005
                                        /S/Kenneth E. Lehrer
                                        ---------------------------
                                             Kenneth E. Lehrer
                                             Chief Financial Officer